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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               McDATA CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




               Delaware                                  84-1421844
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

            310 Interlocken Parkway, Broomfield, CO        80021
            --------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


If this form relates to the registration of a          If this form relates to the registration of a
class of securities pursuant to Section 12(b) of       class of securities pursuant to Section 12(g)
the Exchange Act and is effective pursuant to          of the Exchange Act and is effective pursuant
General Instruction A.(c), check the following         to General Instruction A. (d), check the
box.  [   ]                                            following box.  [ X ]


Securities Act registration statement file number to which this form relates:
333-38106

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                      Name of each exchange on which
      to be registered                        each class is to be registered
     -------------------                      ------------------------------
            N/A                                             N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                 Class B Common Stock, par value $0.01 per share
                 -----------------------------------------------
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Capital Stock

         The information required by Item 202 of Regulation S-K is provided under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-38106), as initially filed with the Securities and Exchange Commission on May 31, 2000, and as amended from time to time (as so amended, the "Registration Statement"). Such portion of the Registration Statement is hereby incorporated by reference and made a part hereof.

ITEM 2.  EXHIBITS

         1. Amended and Restated Certificate of Incorporation of the Registrant (included as Exhibit 3.1 to the Registration Statement and incorporated by reference herein)

         2.    Amended and Restated By-Laws of the Registrant (included as
               Exhibit 3.2 to the Registration Statement and incorporated by reference herein)

         3. Form of Registrant's Class B Common Stock Certificate (included as Exhibit 4.1 to the Registration Statement and incorporated by reference herein)

         4. Investors' Rights Agreement dated as of October 1, 1997 by and among the Registrant, EMC Corporation, McDATA Holdings Corporation and certain investors (including as Exhibit 4.2 to the Registration Statement and incorporated by reference herein)

         5. Amendment No. 1 to the Investors' Rights Agreement dated May 23, 2000 by and among the Registrant, McDATA Holdings Corporation and certain investors (included as Exhibit 4.3 to the Registration Statement and incorporated by reference herein)

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    McDATA CORPORATION



                                    By /s/ John F. McDonnell
                                      ------------------------------------------
                                       John F. McDonnell
                                       President and Chief Executive Officer

Dated:  August 4, 2000


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EXHIBIT
NUMBER        EXHIBITS
-------       --------

  1. Amended and Restated Certificate of Incorporation of the Registrant (included as Exhibit 3.1 to the Registration Statement and incorporated by reference herein)

  2.          Amended and Restated By-Laws of the Registrant (included as
              Exhibit 3.2 to the Registration Statement and incorporated by reference herein)

  3. Form of Registrant's Class B Common Stock Certificate (included as Exhibit 4.1 to the Registration Statement and incorporated by reference herein)

  4. Investors' Rights Agreement dated as of October 1, 1997 by and among the Registrant, EMC Corporation, McDATA Holdings Corporation and certain investors (including as Exhibit 4.2 to the Registration Statement and incorporated by reference herein)

  5. Amendment No. 1 to the Investors' Rights Agreement dated May 23, 2000 by and among the Registrant, McDATA Holdings Corporation and certain investors (included as Exhibit 4.3 to the Registration Statement and incorporated by reference herein)